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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) March 15, 2007

                         FEDFIRST FINANCIAL CORPORATION
                         ------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

  United States                         0-51153                 25-1828028
  -------------                         -------                 ----------
(State or other jurisdiction of       (Commission              (IRS Employer
incorporation or organization)        File Number)          Identification No.)

              Donner at Sixth Street, Monessen, Pennsylvania 15062
              ----------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (724) 684-6800
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 2.02   RESULTS OF OPERATIONS AND FINANCIAL CONDITION
            ---------------------------------------------

     On March 15, 2007, FedFirst Financial Corporation (the "Company") issued a press release to announce revised financial results for the quarter and year ended December 31, 2006. As part of the Company's review of its 2006 year end financial statements, the Company is reducing its previously reported net income
(loss) for the quarter and year ended December 31, 2006 by $65,000 to reflect an adjustment to state income tax for loss carryforwards. The impact on the earnings (loss) per share is a reduction of $0.01 for the quarter and year ended December 31, 2006. A copy of the Company's press release is attached as Exhibit
99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 8.01   OTHER EVENTS
            ------------

     On March 16, 2007, the Company issued a press release announcing that its Annual Meeting of Shareholders will be held on May 16, 2007. The press release is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.
            ---------------------------------

(c)   Exhibits

      Number     Description
      ------     -----------

      99.1       Press Release dated March 15, 2007
      99.2       Press Release dated March 16, 2007


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    FEDFIRST FINANCIAL CORPORATION




Date: March 16, 2007                By: /s/ John G. Robinson
                                        ------------------------------------
                                        John G. Robinson
                                        President, Chief Executive Officer
                                        and Director